UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2016

GREEN ENVIROTECH HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-54395	32-0218005
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

14699 Holman Mtn.
Jamestown CA	95327
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (209) 848-4384

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Between December 6 and December 29, 2016, the Company issued 815,316 shares of the Company’s common stock to non-affiliates of the Company to convert $407,658 of debt into equity at a conversion price of $0.50 per share. These are the shares listed in the first group below. Between December 6 and December 20, 2016, the Company issued an aggregate of 1,879,803 shares of its common stock to non-affiliates of the Company for other consideration, which are included in the second group below.

SHARES ISSUED UPON CONVERSION OF DEBT:

Effective as of December 6, 2016, the Company issued 40,170 shares of the Company’s common stock at a price of $0.50 per share to one entity for the conversion of accounts payable of the Company. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 7, 2016, the Company issued 249,520 shares of the Company’s common stock at a price of $0.50 per share to one entity for the conversion of accounts payable of the Company. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 7, 2016, the Company issued 51,000 shares of the Company’s common stock at a price of $0.50 per share to one entity for the conversion of accounts payable of the Company. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 19, 2016, the Company issued 70,000 shares of the Company’s common stock at a price of $0.50 per share to one entity for the conversion of accounts payable of the Company. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 20, 2016, the Company issued 8,380 shares of the Company’s common stock at a price of $0.50 per share to one entity for the conversion of accounts payable of the Company. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 29, 2016, the Company issued 396,246 shares of the Company’s common stock at a price of $0.50 per share to one entity for the conversion of a note payable plus its accrued interest of the Company. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

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SHARES ISSUED FOR OTHER CONSIDERATION:

Effective as of December 6, 2016, the Company issued 50,000 shares of the Company’s common stock to one entity in connection with an Investor and Public Relations Consulting Agreement. The shares are earned on date of issue and are priced at $0.15 per share. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 6, 2016, the Company issued 125,000 shares at a price of $0.21 of the Company’s common stock and warrants to purchase an additional 50,000 shares of the Company’s common stock to one entity in connection with an Investor and Public Relations Consulting Agreement. The warrants are fully vested, have an exercise price of $0.50 per share, and expire on August 15, 2019. These securities were issued following arm’s-length negotiations between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 7, 2016, the Company issued 68,636 shares of the Company’s common stock to one entity in connection with an Investor and Public Relations Consulting Agreement. The shares are earned on date of issue and are priced at $0.2899 per share. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 7, 2016, the Company issued 450,000 shares of the Company’s common stock to one entity in connection with an Investor and Public Relations Consulting Agreement. The shares are earned on date of issue and are priced at $0.22 per share. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 7, 2016, the Company issued 466,167 shares of the Company’s common stock at a price of $0.03 per share to one entity for the conversion of a note payable plus its accrued interest of the Company. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 8, 2016, the Company issued 20,000 shares of the Company’s common stock at a price of $1.00 per share to one entity for the conversion of accounts payable of the Company. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

Effective as of December 20, 2016, the Company issued 650,000 shares of the Company’s common stock to one entity in connection with an Investor and Public Relations Consulting Agreement. The shares are earned on date of issue and were issued in consideration of entry into the agreement and payment of $200.00. These securities were issued following an arm’s-length negotiation between the Company and the recipient, and no general solicitation was used. These securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 as not involving any public offering.

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EXPLANATORY NOTE

The information in Item 9.01 of this report is being furnished pursuant to Item 9.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 99	Miscellaneous
99.01	Press release dated January 10, 2017	Attached

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN ENVIROTECH HOLDINGS CORP.

Dated: January 10, 2017	By:	/s/ Chris Bowers
Chris Bowers, Chief Executive Officer

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